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  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 _____________________________________________________________________________________________________
FORM 8-K
______________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 21, 2024
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Goosehead Insurance, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-38466	82-3886022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Solana Boulevard, Ste. 4500
Westlake, Texas 76262
(Address of Principal Executive Offices, and Zip Code)

214-838-5500
Registrant’s Telephone Number, Including Area Code

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.01 per share	GSHD	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2024, the Board of Directors (the “Board”) of Goosehead Insurance, Inc. (the “Company”) approved the Company’s management succession plan, pursuant to which Mark E. Jones will step down from his position as the Company’s Chief Executive Officer (“CEO”) and assume the position of Executive Chairman. Mr. Jones will be succeeded as CEO by Mark Miller (such succession, the “CEO Succession”). The CEO Succession will become effective on July 1, 2024.

After the CEO Succession, for his service as a director and Executive Chairman of the Board, Mr. Jones’s annual base salary will be reduced by approximately two-thirds to $750,000. He will be eligible to receive annual stock option grants at the discretion of the compensation committee of the Board. The Board intends to nominate Mr. Jones for re-election as a director at the Company’s 2024 annual meeting of the shareholders, and, if re-elected, for Mr. Jones to continue serving as Executive Chairman.

In connection with his appointment as CEO, Mr. Miller will continue to be compensated according to the current terms of his employment with the Company, except that his annual base compensation will be increased from $650,000 to $750,000 and his annual bonus opportunity will be increased from $650,000 to $750,000. In addition, Mr. Miller will receive a grant of 50,000 incremental stock options, priced at a 10% premium over the market price of the Company’s Class A common stock at market close on July 1, 2024, which will vest over a three-year period. Mr. Miller will remain a director following the CEO Succession.

Mr. Miller has served as the Company’s President and Chief Operating Officer since May 2022 and as a member of the Company’s Board of Directors since 2018. Certain other biographical information was previously disclosed in the Company’s current report on Form 8-K dated May 10, 2022, and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing the CEO Succession is furnished with this Form 8-K as Exhibit 99.1. The information contained in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Goosehead Insurance, Inc. dated February 21, 2024
104	Cover Page Interactive Data File (Formatted as Inline XBRL)

Date: February 21, 2024

EXHIBIT INDEX

No.	Description

99.1	Press Release issued by Goosehead Insurance, Inc. on February 21, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOSEHEAD INSURANCE, INC.

By:	/s/ Mark E. Jones
Mark E. Jones Chairman and Chief Executive Officer